ICON FUNDS

                       SUPPLEMENT DATED NOVEMBER 28, 2003
                         TO ICON FUNDS PROSPECTUS DATED
                   JANUARY 30, 2003 AS PREVIOUSLY SUPPLEMENTED


                       IMPORTANT NOTICE REGARDING CHANGES
                              IN INVESTMENT POLICY


Change in the Name and Investment Strategy of the ICON North Europe Region Fund

Effective on or about January 29, 2004, the Fund Summary for the ICON North Europe Region Fund will be amended to reflect the Fund's name change to the ICON International Equity Fund. The Fund Summary will also be amended to reflect a change in the Fund's principal investment strategy to indicate that the Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside the United States.

Currently, the Fund Summary for the ICON North Europe Region Fund indicates that the Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the North Europe region.

Change in the Name and Investment Strategy of the ICON South Europe Region Fund

Effective on or about January 29, 2004, the Fund Summary for the ICON South Europe Region Fund will be amended to reflect the Fund's name change to the ICON Europe Fund. The Fund Summary will also be amended to reflect a change in the Fund's principal investment strategy to indicate that the Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the European region.

Currently, the Fund Summary for the ICON South Europe Region Fund indicates that the Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the South Europe region.

The ICON North Europe Region Fund and the ICON South Europe Region Fund will be closed to new investors between December 1, 2003 and approximately January 29, 2004, the effective date of these changes. Existing shareholders in these Funds as of December 1, 2003 who continuously maintain an account during that time period may continue to purchase shares.



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Expense Limitation for ICON Short-Term Fixed Income Fund

Effective December 1, 2003, Meridian Investment Management Corporation ("Meridian"), the Fund's adviser, has contractually agreed to limit total expenses of the ICON Short-Term Fixed Income Fund to an annual rate of 0.75%. Accordingly, footnote 2 to the Fee Table on page 29 of the Prospectus is hereby deleted and replaced with the following:

     Meridian has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75%. This expense waiver may be terminated at any time after September 30, 2005 upon 30 days written notice of termination to the Fund's Board of Trustees. Meridian is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which Meridian incurred the expense.